UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 3, 2005
THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151 (Commission File Number)	31-0595760 (I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California (Address of principal executive offices)	94612-1888 (Zip code)
(510) 271-7000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On November 3, 2005, The Clorox Company issued a press release announcing its financial results for the fiscal quarter ended September 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit	Description
99.1	Press Release dated November 3, 2005 of The Clorox Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CLOROX COMPANY
Date: November 3, 2005	By:	/s/ LAURA STEIN
Senior Vice President -
General Counsel & Secretary

THE CLOROX COMPANY
FORM 8-K
INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release dated November 3, 2005 of The Clorox Company